SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________

FORM 8-K

Current Report for Event Occurring February 17, 2004

of

ALLIED HOLDINGS, INC.

a Georgia Corporation
IRS Employer Identification No. 58-0360550
SEC File Number 0-22276

160 Clairemont Avenue
Suite 200
Decatur, Georgia 30030
(404) 370-1100

Signature
EXHIBIT INDEX
EX-99.1 PRESS RELEASE ISSUED FEBRUARY 17, 2004

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1 Press Release of Allied Holdings, Inc. issued February 17, 2004.

Item 12.	Results of Operations and Financial Condition

     The information set forth under this Item 12, including the Exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On February 17, 2004, Allied Holdings, Inc. issued a press release reporting its financial results for the fourth quarter ended December 31, 2003. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2004

ALLIED HOLDINGS, INC.

	By:	/s/ Hugh E. Sawyer

	Name:	Hugh E. Sawyer
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release of Allied Holdings, Inc. issued February 17, 2004.